                    COCA-COLA ENTERPRISES INC.                   Exhibit 99
                CONSOLIDATED STATEMENTS OF OPERATIONS            Page 1 of 5
            (Unaudited; In Millions Except Per Share Data)

                                                       Fourth-Quarter
                                               -----------------------------
                                                 1999       1998      Change
                                               -------    -------     ------
Net Operating Revenues                         $ 3,509    $ 3,241        8%
Cost of Sales                                    2,179      2,011        8%
                                               -------    -------
Gross Profit                                     1,330      1,230        8%
Selling, Delivery, and Administrative
  Expenses                                       1,164      1,100        6%
                                               -------    -------
Operating Income                                   166        130       28%
Interest Expense, Net                              192        184        4%
Other Nonoperating Income, Net                      --         (1)
                                               -------    -------
Loss Before Income Taxes                           (26)       (53)
Income Tax Benefit                                  (8)       (19)
                                               -------    -------
Net Loss Applicable to
  Common Share Owners                          $   (18)   $   (34)
                                               =======    =======
Basic and Diluted Average Common
  Shares Outstanding                               426        393
                                               =======    =======
Basic and Diluted Net Loss Per Share
  Applicable to Common Share Owners (a)        $ (0.04)   $ (0.09)
                                               =======    =======

Cash Operating Profit Data:
  Operating Income                             $   166    $   130       28%
  Depreciation                                     236        199       19%
  Amortization                                     114        109        5%
                                               -------    -------
Cash Operating Profit                          $   516    $   438       18%
                                               =======    =======

(a) Per share data calculated prior to rounding to millions.

                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
                CONSOLIDATED STATEMENTS OF INCOME                 Page 2 of 5
               (In Millions Except Per Share Data)
                                                           Full-Year
                                                ------------------------------
                                                1999 (a)    1998 (b)   Change
                                                -------     -------    -------
Net Operating Revenues                          $14,406     $13,414        7%
Cost of Sales                                     9,015       8,391        7%
                                                -------     -------
Gross Profit                                      5,391       5,023        7%
Selling, Delivery, and Administrative
  Expenses                                        4,552       4,154       10%
                                                -------     -------
Operating Income                                    839         869      (3)%
Interest Expense, Net                               751         701        7%
Other Nonoperating Income, Net                       --          (1)
                                                -------     -------
Income Before Income Taxes                           88         169
Income Tax Expense                                   29          56
Income Tax Rate Change Benefit (c)                   --         (29)
                                                -------     -------
Net Income                                           59         142
Preferred Stock Dividends                             3           1
                                                -------     -------
Net Income Applicable to Common Share Owners    $    56     $   141
                                                =======     =======
Basic Average Common Shares Outstanding             425         393
                                                =======     =======
Basic Net Income Per Share Applicable
  to Common Share Owners (d)                    $  0.13     $  0.36
                                                =======     =======
Diluted Average Common Shares Outstanding           436         406
                                                =======     =======
Diluted Net Income Per Share Applicable to
  Common Share Owners (d)                       $  0.13     $  0.35
                                                =======     =======
Cash Operating Profit Data:
  Operating Income                              $   839     $   869      (3)%
  Depreciation                                      899         725       24%
  Amortization                                      449         395       14%
                                                -------     -------
Cash Operating Profit                           $ 2,187     $ 1,989       10%
                                                =======     =======

(a) Full-year 1999 results reflect the 7 acquisitions completed late in 1998 and early in 1999 as if the transactions were completed on
    January 1, 1999. In addition, 1999 results include nonrecurring product recall costs of $103 million pretax, or 16 cents per share after tax. The costs were allocated $91 million to cost of sales and $12 million to selling, delivery, and administrative expenses.
(b) Full-year 1998 results include the Coke Southwest acquisition from the closing date of June 5, 1998.
(c) Full-year 1998 results include a one-time benefit from the reduction of the United Kingdom tax rate of 7 cents per diluted share.
(d) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.                Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS           Page 3 of 5
                            (In Millions)

                                              December 31,   December 31,
                                                  1999            1998
                                              -------------   ------------

ASSETS
Current Assets                                  $ 2,557         $ 2,285
Net Property, Plant, and Equipment                5,594           4,891
Franchises and Other Noncurrent Assets           14,555          13,956
                                                -------         -------
                                                $22,706         $21,132
                                                =======         =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current Liabilities                             $ 3,590         $ 3,397
Long-Term Debt                                   10,153           9,605
Other Long-Term Obligations                       1,088             977
Deferred Income Taxes                             4,951           4,715
Share-Owners' Equity                              2,924           2,438
                                                -------         -------
                                                $22,706         $21,132
                                                =======         =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                    Other Key Financial Information           Page 4 of 5
                             (Unaudited)

                                                Reported        Comparable
Fourth-Quarter 1999                              Change          Change (a)
-------------------                             --------        ----------
Cash Operating Profit - Consolidated               18%              14%

Physical Case Bottle and Can Volume (b)
  Consolidated                                      6%               1%
  North America                                     6%     Less than 1%
  Europe                                            6%               3%

Fountain Gallon Volume (b)                          8%               3%

Net Revenues Per Case to Retailers -
  Bottle and Can                                1 1/2%           3 1/2%

Cost of Sales Per Case - Bottle and Can         1 1/2%             Flat

Full-Year 1999
-------------------
Cash Operating Profit - Consolidated               10%              11%

Physical Case Bottle and Can Volume (b)
  Consolidated                                      4%   Less than (1)%
  North America                                     4%   Less than (2)%
  Europe                                            3%               3%

Fountain Gallon Volume (b)                         10%               2%

Net Revenues Per Case to Retailers -
  Bottle and Can                                    3%               4%

Cost of Sales Per Case - Bottle and Can         2 1/2%             Flat

(a) To determine the comparable results for the change in key operating variables, 1998 and 1999 acquisitions are included for the same period in 1998 as reported in 1999 and 1999 results have been adjusted to exclude the second-quarter 1999 nonrecurring product recall costs.
(b) To determine comparable results for the change in volume, 1998 results have also been adjusted to include the same number of fiscal days as fourth-quarter 1999.

                     COCA-COLA ENTERPRISES INC.              Exhibit 99
                  Other Key Financial Information            Page 5 of 5

2000 PROJECTIONS
----------------
    For 2000 the Company expects approximately 12 percent comparable cash operating profit growth from 1999 results adjusted for nonrecurring product recall costs of $103 million and approximately $30 million of cash operating profit lost in June when the Company's products were not available in certain markets in Europe. 2000 cash operating profit results are expected to reflect continued focus on improving profitability in the future consumption channels from the depressed levels experienced throughout the mid-1990s, moderate volume growth, and leveraging operating expenses. 2000 diluted earnings per share should exceed 70 cents reflecting strong operating results and a reduction in depreciation expense.

    The lower depreciation expense is a result of 1999 capital expenditures of slightly under $1.5 billion, expected 2000 capital spending levels of approximately $1.4 billion, and an extension of the estimated useful lives of certain equipment categories. Since beginning its accelerated capital spending levels, the Company has implemented several new programs designed specifically to extend equipment useful lives through asset management and structured maintenance and refurbishment plans. A comprehensive study of the effect of these programs was completed in the fourth quarter of 1999. The extension of equipment useful lives lowers 2000 depreciation expense by approximately $160 million, or approximately 23 cents per diluted share after tax.

                          *************

    This Form 8-K contains forward-looking statements concerning management's current outlook for future periods and should be read in conjunction with cautionary statements found on page 19 of the Company's 1998 Annual Report and in the Company's third-quarter 1999 Form 10-Q.